Long-Term Investments	12 Months Ended
Dec. 31, 2023
Long-Term Investments [Abstract]
Long-Term Investments

8. LONG‑TERM INVESTMENTS

Equity investments

Equity investments accounted for using the measurement alternative

The Group's equity investments that do not have readily determinable fair value are accounted for using the measurement alternative. As of December 31, 2022 and 2023, the carrying value of the Group’s equity investments accounted for using the measurement alternative was RMB213 million and RMB120 million, respectively.

In 2021, the Group disposed the shares held in a company in India and realized all the previous upward adjustment. The cumulative unrealized upward adjustments of fair value of equity investments as of December 31, 2021, 2022 and 2023 was nil.

In 2021 and 2022, no impairment charges was recorded related to investments without readily determinable fair value. In 2023, the Group recognized RMB92.3 million impairment related to investments without readily determinable fair value due to the lower-than-expected financial performance. As of December 31, 2023, the cumulative impairment charges to the equity investment accounted for using the measurement alternative method was RMB176 million.

The following table summarizes the movement of the carrying value of the Group’s equity investments accounted for using the measurement alternative for the year ended December 31, 2021, 2022 and 2023:

	As of December 31,
	2021	2022	2023
	(RMB in thousands)
Long-term investment at the beginning of the year	264,151	212,700	212,700
Addition	16,700	—	—
Disposal	(67,475)	—	—
Impairment	—	—	(92,316)
Foreign currency translation adjustments	(676)	—	—
Long-term investment at the end of the year	212,700	212,700	120,384

Equity investments accounted for using the equity method

As of December 31, 2022 and 2023, the carrying value of the Group’s equity investments accounted for using the equity method were RMB16.8 million and RMB15.8 million, respectively.

In 2021, the Group further invested in the joint venture in Indonesia with a cash consideration of RMB3.0 million. In 2022, the Group disposed the investment in two joint ventures in China, which resulted in the decrease of RMB80.0 million in equity investments from December 31, 2021.

For the years ended December 31, 2021, 2022 and 2023, the Group recorded investment loss of RMB4.0 million, RMB4.1 million and RMB1.5 million respectively in “Investment loss”, as a result of its proportionate share of equity investees’ net losses.

Debt investment

The debt investment is in the form of an interest-bearing loan to an investee, acquired by the Group in September 2018, with a principal of RMB120 million that matures in July 2026. The coupon rate of the loan acquired by the Group is a floating rate linked to the benchmark rate of the People’s Bank of China. The loan was to provide the initial operating fund to the investee.

For the years ended December 31, 2022, the Group recorded expected credit loss of RMB36.9 million and presented it in “Investment loss.” As of December 31, 2022 and 2023, the Group’s loan receivable recorded at amortized cost were RMB119 million.

The interest income in relation to this loan receivable were nil for the years ended December 31, 2021, 2022 and 2023.